Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter Ended March 31, 2020

GREENWICH, Conn., May 4, 2020 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended March 31, 2020.  The Company had a first quarter 2020 GAAP net loss of $66.8 million, or $(0.24) per diluted share, and Core Earnings of $162.1 million, or $0.55 per diluted share. GAAP net loss includes the unrealized, non-cash impacts of mark-to-market adjustments and the recently implemented CECL accounting standard, totaling $148.6 million ($0.53 per diluted share) and $48.7 million ($0.17 per diluted share), respectively, both of which reflect the market volatility and dislocation caused by the COVID-19 pandemic.

“Starwood Property Trust has one of the strongest balance sheets in the commercial mortgage REIT industry, with over $870 million in cash and approved undrawn capacity, and well over $1.0 billion of additional liquidity available to us if ever needed. Our powerful balance sheet is bolstered by our diversified platform, anchored by our real estate equity book and multiple business lines that create considerable stability in an uncertain time. We continue to benefit from our scale, relatively low leverage and $3.3 billion unencumbered asset base. STWD is well positioned to take advantage of dislocations in the market and to weather this economic storm with immense human and financial resources,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

Supplemental Schedules

The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Webcast and Conference Call Information

The Company will host a live webcast and conference call on Monday, May 4, 2020, at 8:30 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.  The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website.  The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.

To Participate via Telephone Conference Call:

Dial in at least 15 minutes prior to start time.

Domestic:  1-877-407-9039

International:  1-201-689-8470

Conference Call Playback:

Domestic:  1-844-512-2921

International:  1-412-317-6671

Passcode:  13702227

The playback can be accessed through May 11, 2020.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. An affiliate of global private investment firm Starwood Capital Group, the Company has successfully deployed over $63 billion of capital since inception and manages a portfolio of over $17 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the severity and duration of economic disruption caused by the COVID-19 global pandemic, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing and other risks detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our quarterly report on Form 10-Q for the quarter ended March 31, 2020, as well as other risks and uncertainties set forth from time to time in the Company's reports filed with the SEC.

In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended March 31, 2020

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$192,381	$22,413	$—	$2,633	$—	$217,427	$—	$217,427
Interest income from investment securities	18,628	701	—	24,800	—	44,129	(28,889)	15,240
Servicing fees	172	—	—	6,442	—	6,614	(1,821)	4,793
Rental income	78	—	63,961	10,107	—	74,146	—	74,146
Other revenues	178	143	122	513	—	956	(2)	954
Total revenues	211,437	23,257	64,083	44,495	—	343,272	(30,712)	312,560
Costs and expenses:
Management fees	351	—	—	239	40,107	40,697	31	40,728
Interest expense	53,950	13,117	17,121	7,194	28,805	120,187	(162)	120,025
General and administrative	8,132	4,423	1,078	20,684	4,301	38,618	84	38,702
Acquisition and investment pursuit costs	860	17	12	20	—	909	—	909
Costs of rental operations	778	—	22,852	4,584	—	28,214	—	28,214
Depreciation and amortization	415	70	19,288	4,207	—	23,980	—	23,980
Credit loss provision, net	40,217	8,452	—	—	—	48,669	—	48,669
Other expense	77	—	311	—	—	388	—	388
Total costs and expenses	104,780	26,079	60,662	36,928	73,213	301,662	(47)	301,615
Other (loss) income:
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	(45,493)	(45,493)
Change in fair value of servicing rights	—	—	—	318	—	318	(711)	(393)
Change in fair value of investment securities, net	(27,879)	—	—	(47,216)	—	(75,095)	77,599	2,504
Change in fair value of mortgage loans, net	(35,517)	—	—	19,383	—	(16,134)	—	(16,134)
Earnings (loss) from unconsolidated entities	51	—	—	620	—	671	(574)	97
Gain on sale of investments and other assets, net	—	296	—	—	—	296	—	296
Gain (loss) on derivative financial instruments, net	30,805	(1,001)	(30,223)	(19,106)	29,235	9,710	—	9,710
Foreign currency (loss) gain, net	(34,001)	(473)	(19)	7	—	(34,486)	—	(34,486)
Loss on extinguishment of debt	—	(170)	—	—	—	(170)	—	(170)
Other income, net	—	—	50	76	—	126	—	126
Total other (loss) income	(66,541)	(1,348)	(30,192)	(45,918)	29,235	(114,764)	30,821	(83,943)
Income (loss) before income taxes	40,116	(4,170)	(26,771)	(38,351)	(43,978)	(73,154)	156	(72,998)
Income tax benefit	4,422	145	—	2,162	—	6,729	—	6,729
Net income (loss)	44,538	(4,025)	(26,771)	(36,189)	(43,978)	(66,425)	156	(66,269)
Net (income) loss attributable to non-controlling interests	(3)	—	(5,111)	4,770	—	(344)	(156)	(500)
Net income (loss) attributable to Starwood Property Trust, Inc.	$44,535	$(4,025)	$(31,882)	$(31,419)	$(43,978)	$(66,769)	$—	$(66,769)

Definition of Core Earnings

Core Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Core Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Core Earnings

For the three months ended March 31, 2020

(Amounts in thousands except per share data)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$44,535	$(4,025)	$(31,882)	$(31,419)	$(43,978)	$(66,769)
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	5,111	—	—	5,111
Non-cash equity compensation expense	1,112	466	73	1,263	5,886	8,800
Management incentive fee	—	—	—	—	15,799	15,799
Acquisition and investment pursuit costs	358	—	(89)	—	—	269
Depreciation and amortization	355	51	19,381	3,807	—	23,594
Credit loss provision, net	40,217	8,452	—	—	—	48,669
Interest income adjustment for securities	124	—	—	6,315	—	6,439
Extinguishment of debt, net	—	—	—	—	(246)	(246)
Income tax benefit associated with fair value adjustments	(5,821)	—	—	(1,442)	—	(7,263)
Other non-cash items	3	—	(491)	248	156	(84)
Reversal of GAAP unrealized (gains) / losses on:
Loans	35,517	—	—	(19,383)	—	16,134
Securities	27,879	—	—	47,216	—	75,095
Derivatives	(30,563)	1,013	30,569	19,013	(27,649)	(7,617)
Foreign currency	34,001	473	19	(7)	—	34,486
Earnings from unconsolidated entities	(51)	—	—	(620)	—	(671)
Recognition of Core realized gains / (losses) on:
Loans	2,164	(62)	—	16,559	—	18,661
Securities	—	—	—	(4,212)	—	(4,212)
Derivatives	3,250	118	(35)	(6,087)	—	(2,754)
Foreign currency	(4,271)	(194)	(19)	7	—	(4,477)
(Loss) earnings from unconsolidated entities	(556)	—	—	3,738	—	3,182
Core Earnings (Loss)	$148,253	$6,292	$22,637	$34,996	$(50,032)	$162,146
Core Earnings (Loss) per Weighted Average Diluted Share	$0.50	$0.02	$0.08	$0.12	$(0.17)	$0.55

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of March 31, 2020

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$22,910	$40	$28,137	$36,913	$719,222	$807,222	$4,434	$811,656
Restricted cash	50,331	43,679	7,362	18,365	—	119,737	—	119,737
Loans held-for-investment, net	9,106,441	1,381,271	—	1,224	—	10,488,936	—	10,488,936
Loans held-for-sale	886,076	101,895	—	186,963	—	1,174,934	—	1,174,934
Investment securities	955,614	44,141	—	1,095,990	—	2,095,745	(1,317,773)	777,972
Properties, net	26,585	—	2,014,007	212,478	—	2,253,070	—	2,253,070
Intangible assets	—	—	45,331	63,632	—	108,963	(26,958)	82,005
Investment in unconsolidated entities	50,017	25,862	—	31,321	—	107,200	(19,866)	87,334
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Derivative assets	57,238	6	98	2,250	41,856	101,448	—	101,448
Accrued interest receivable	49,942	4,949	—	1,047	3,357	59,295	(758)	58,537
Other assets	61,109	5,108	76,776	52,119	8,812	203,924	(15)	203,909
VIE assets, at fair value	—	—	—	—	—	—	61,157,805	61,157,805
Total Assets	$11,266,263	$1,726,360	$2,171,711	$1,842,739	$773,247	$17,780,320	$59,796,869	$77,577,189
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$33,645	$11,933	$48,748	$48,090	$79,178	$221,594	$75	$221,669
Related-party payable	—	—	—	5	39,261	39,266	—	39,266
Dividends payable	—	—	—	—	137,529	137,529	—	137,529
Derivative liabilities	3,740	1,292	—	86	—	5,118	—	5,118
Secured financing agreements, net	5,611,239	1,190,995	1,698,044	692,941	510,414	9,703,633	(13,950)	9,689,683
Collateralized loan obligations, net	928,683	—	—	—	—	928,683	—	928,683
Unsecured senior notes, net	—	—	—	—	1,930,584	1,930,584	—	1,930,584
VIE liabilities, at fair value	—	—	—	—	—	—	59,807,306	59,807,306
Total Liabilities	6,577,307	1,204,220	1,746,792	741,122	2,696,966	12,966,407	59,793,431	72,759,838
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	2,894	2,894	—	2,894
Additional paid-in capital	1,159,771	531,986	229,223	(200,489)	3,438,578	5,159,069	—	5,159,069
Treasury stock	—	—	—	—	(133,024)	(133,024)	—	(133,024)
Accumulated other comprehensive income (loss)	35,948	—	—	(64)	—	35,884	—	35,884
Retained earnings (accumulated deficit)	3,493,119	(9,846)	(31,451)	1,163,580	(5,232,167)	(616,765)	—	(616,765)
Total Starwood Property Trust, Inc. Stockholders’ Equity	4,688,838	522,140	197,772	963,027	(1,923,719)	4,448,058	—	4,448,058
Non-controlling interests in consolidated subsidiaries	118	—	227,147	138,590	—	365,855	3,438	369,293
Total Equity	4,688,956	522,140	424,919	1,101,617	(1,923,719)	4,813,913	3,438	4,817,351
Total Liabilities and Equity	$11,266,263	$1,726,360	$2,171,711	$1,842,739	$773,247	$17,780,320	$59,796,869	$77,577,189